UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 3, 2007
Southwest Airlines Co.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas		75235-1611

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(214) 792-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of Direct Financial Obligation
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Trust Supplement No. 2007-1A
Trust Supplement No. 2007-1B
Trust Indenture and Mortgage
Participation Agreement
Intercreditor Agreement
Revolving Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement.
On October 3, 2007, Southwest Airlines Co. (“Southwest”) and Wilmington Trust Company (“Wilmington”), as subordination agent and pass through trustee under two pass through trusts newly formed by Southwest (the “Trustee”), entered into 16 separate but substantially identical Participation Agreements, dated as of October 3, 2007 (each a “Participation Agreement” and together the “Participation Agreements”). The Participation Agreements provide for the issuance by Southwest of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $500,000,000, secured by 16 aircraft (the “Aircraft”) owned by Southwest. Pursuant to the Participation Agreements, the Trustee for each pass through trust agreed to purchase Equipment Notes issued under a Trust Indenture and Mortgage between Southwest and Wilmington as mortgagee (each an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft.
Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 6.15% per annum, and Series B, bearing interest at the rate of 6.65% per annum, in the aggregate principal amount equal to $412,100,000, in the case of Series A Equipment Notes, and $87,900,000, in the case of Series B Equipment Notes. The Equipment Notes were issued by the Trustee for each pass through trust using the proceeds from the sale of Pass Through Certificates, Series 2007-1A, and Pass Through Certificates, Series 2007-1B (collectively, the “Certificates”).
The interest on the Equipment Notes is payable semiannually on each February 1 and August 1, beginning on February 1, 2008. The principal payments on Equipment Notes are scheduled on February 1 and August 1 in certain years, beginning on February 1, 2008. The final payments on the Equipment Notes are expected to occur on August 1, 2022. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by Southwest to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving Southwest. The Equipment Notes issued with respect to each Aircraft are secured by a lien on such Aircraft and also cross-collateralized by the other Aircraft.
The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under Southwest’s shelf registration on Form S-3 (File No. 333-126738)(the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by Southwest with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Liquidity Facility for Class A Certificates,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes,” and “Underwriting,” contained in Southwest’s final Prospectus Supplement, dated September 19, 2007 (the “Prospectus Supplement”), to the Prospectus, dated September 26, 2005 (the “Prospectus”), filed with the Securities and Exchange Commission on September  20, 2007, pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.
This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below.
Item 2.03 Creation of Direct Financial Obligation.
See Item 1.01
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement to the Prospectus relate to the offering of the Certificates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Airlines Co.
October 4, 2007	By:	Deborah Ackerman
		Name:	Deborah Ackerman
		Title:	Vice President-General Counsel

Exhibit Index

Exhibit No.	Description

4.3	Trust Supplement No. 2007-1A, dated as of October 3, 2007, between Southwest and the Trustee relating to Pass Through Certificates, Series 2007-1A

4.4	Form of Pass Through Trust Certificate, Series 2007-1A (included in Exhibit A to Exhibit 4.3)

4.5	Trust Supplement No. 2007-1B, dated as of October 3, 2007, between Southwest and the Trustee relating to Pass Through Certificates, Series 2007-1B

4.6	Form of Pass Through Trust Certificate, Series 2007-1B (included in Exhibit A to Exhibit 4.5)

4.7*	Trust Indenture and Mortgage (N259WN), dated October 3, 2007, between Southwest and Wilmington, as mortgagee (the “Mortgagee”), relating to the Equipment Notes with respect to one Boeing 737-700 Aircraft, U.S. Registration No. N259WN

4.8*	Form of Trust Indenture and Mortgage Supplement No. 1 between Southwest and the Mortgagee relating to the Equipment Notes with respect to one Boeing 737-700 Aircraft, U.S. Registration No. N259WN (included in Exhibit A to Exhibit 4.7)

4.9*	Form of Equipment Notes with respect to one Boeing 737-700 Aircraft, U.S. Registration No. N259WN (included in Section 2.01 of Exhibit 4.7)

4.10*	Participation Agreement, dated October 3, 2007, among Southwest and Wilmington, as mortgagee, subordination agent and trustee with respect to one Boeing 737-700 Aircraft, U.S. Registration No. N259WN

4.11.1	Intercreditor Agreement, dated as of October 3, 2007, among the Trustee, BNP Paribas, as liquidity provider, and Wilmington, as subordination agent and trustee

4.12	Revolving Credit Agreement, dated as of October 3, 2007, between Wilmington, as subordination agent, as agent and trustee, as borrower, and BNP Paribas, as liquidity provider

*	The financing of each of the identified Aircraft pursuant to Pass Through Certificates is documented separately. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrant has filed the indicated documents, or forms thereof, for one of these Aircraft only, specifically, the Aircraft with U.S. Registration No. N259WN. The documents for the other Aircraft are identical except for the information identifying the Aircraft in question and various information relating to the principal amounts and payment schedules of the Equipment Notes relating to such Aircraft and related Pass Through Certificates, which information is included in the Prospectus Supplement filed with the Registration Statement.